                                                                   EXHIBIT 99(a)

                                    FORM OF
                             LETTER OF TRANSMITTAL

                                 FOR TENDERS OF

                   $300,000,000 Aggregate Principal Amount of
                  6 1/4% Notes due December 1, 2003, Series A

                                CASE CORPORATION

                           Pursuant to the Prospectus
                    dated ________, 1999 of Case Corporation

THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON _____________, 1999, UNLESS EXTENDED (THE "EXPIRATION DATE"). TENDERED OLD NOTES MAY BE WITHDRAWN AT ANY TIME PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

               Deliver to: The Bank of New York, Exchange Agent:

By Registered or Certified Mail:     By Overnight Courier or Hand:
       The Bank of New York                The Bank of New York
        101 Barclay Street                  101 Barclay Street
             Floor 7-E                Corporate Trust Services Window
        New York, NY 10286                     Ground Level
 Attention: Reorganization Section          New York, NY 10286
                                     Attention: Reorganization Section

                                 By Facsimile:
                                 (212) 815-6339

                Confirm by Telephone for Eligible Institutions:
                       _________________________________

     DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

     The undersigned acknowledges that he or she has received the prospectus, dated ___________, 1999 (the "Prospectus"), of Case Corporation, a Delaware corporation (the "Company"), and this Letter of Transmittal, which may be amended from time to time (this "Letter"), which together constitute the Company's offer (the "Exchange

Offer") to exchange up to $300 million aggregate principal amount of 6 1/4% Notes due December 1, 2003, Series B (the "New Notes") of the Company for a like principal amount of the Company's issued and outstanding 6 1/4% Notes due December 1, 2003, Series A (the "Old Notes" and sometimes collectively with the New Notes, the "Notes"), with the Holders thereof.

     As used herein, "Holder" shall mean the owner of any Old Notes as reflected in the records of The Bank of New York as registrar for the Old Notes (in such capacity, the "Registrar"), or any person whose Old Notes are held of record by DTC (as defined below).

     For each Old Note accepted for exchange, the Holder of such Old Note will receive a New Note having a principal amount equal to that of the surrendered Old Note. Each New Note will bear interest from the most recent date to which interest has been paid or duly provided for on the Old Note surrendered in exchange for such New Note or, if no such interest has been paid or duly provided for on such Old Note, from December 7, 1998. Holders of the Old Notes whose Old Notes are accepted for exchange will not receive accrued interest on such Old Notes for any period from and after the last interest payment date to which interest has been paid or duly provided for on such Old Notes prior to the original issue date of the New Notes or, if no such interest has been paid or duly provided for, will not receive any accrued interest on such Old Notes, and will be deemed to have waived the right to receive any interest on such Old Notes accrued from and after such interest payment date or, if no such interest has been paid or duly provided for, from and after December 7, 1998.

     This Letter is to be used: (a) by all Holders who are not members of the Automated Tender Offering Program ("ATOP") at the Depository Trust Company ("DTC"); (b) by Holders who are ATOP members but choose not to use ATOP; or (c) if the Old Notes are to be tendered in accordance with the guaranteed delivery procedures set forth in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus. See Instruction 2. Delivery of this Letter to DTC does not constitute delivery to the Exchange Agent.

     Notwithstanding anything to the contrary in the Registration Rights Agreement dated December 7, 1998 among the Company and the original purchasers of Old Notes (the "Registration Rights Agreement"), the Company will accept for exchange any and all Old Notes validly tendered on or prior to 5:00 p.m., New York City time, on _________, 1999, unless the Exchange Offer is extended by the Company (the "Expiration Date"). Tenders of Old Notes may be withdrawn at any time prior to 5:00 p.m., New York City time, on the Expiration Date.

IMPORTANT: HOLDERS WHO WISH TO TENDER OLD NOTES IN THE EXCHANGE OFFER MUST COMPLETE THIS LETTER OF TRANSMITTAL AND TENDER THE OLD NOTES TO THE EXCHANGE AGENT AND NOT TO THE COMPANY.

     The Exchange Offer is not conditioned upon any minimum principal amount of Old Notes being tendered for exchange. However, the Exchange Offer is subject to certain conditions. Please see the Prospectus under "The Exchange Offer-- Conditions of the Exchange Offer."

     The Exchange Offer is not being made to, nor will tenders be accepted from or on behalf of, Holders of Old Notes in any jurisdiction in which the making or acceptance of the Exchange Offer would not be in compliance with the laws of such jurisdiction.

          The instructions included with this Letter of Transmittal must be followed in their entirety. Questions and requests for assistance or for additional copies of the Prospectus or this Letter of Transmittal may be directed to the Exchange Agent at the address listed on the front page hereof.

                 APPROPRIATE SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

LADIES AND GENTLEMEN:

     The undersigned hereby tenders to the Company the principal amount of Old Notes indicated below under "Description of Old Notes," in accordance with and upon the terms and subject to the conditions set forth in the Prospectus, receipt of which is hereby acknowledged, and in this Letter of Transmittal, for the purpose of exchanging each $1,000 principal amount of Old Notes designated herein held by the undersigned and tendered hereby for $1,000 principal amount of the New Notes. New Notes will be issued only in integral multiples of $1,000 to each tendering Holder of Old Notes whose Old Notes are accepted in the Exchange Offer. Subject to the foregoing, Holders may tender all or a portion of their Old Notes pursuant to the Exchange Offer.

     Subject to, and effective upon, the acceptance for exchange of the Old Notes tendered herewith in accordance with the terms of the Exchange Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to all such Old Notes that are being tendered hereby and that are being accepted for exchange pursuant to the Exchange Offer. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the Exchange Agent also acts as the agent of the Company), with respect to the Old Notes tendered hereby and accepted for exchange pursuant to the Exchange Offer with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) to deliver the Old Notes tendered hereby to the Company (together with all accompanying evidences of transfer and authenticity) for transfer or cancellation by the Company.

     All authority conferred or agreed to be conferred in this Letter of Transmittal shall not be affected by, and shall survive, the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, legal representatives, successors and assigns of the undersigned. Any tender of Old Notes hereunder may be withdrawn only in accordance with the procedures set forth in the instructions contained in this Letter of Transmittal. See Instruction 4 hereto.

     The undersigned hereby represents and warrants that he or she has full power and authority to tender, exchange, assign and transfer the Old Notes tendered hereby and that the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim. The undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to complete the assignment and transfer of the Old Notes tendered. The undersigned has read and agrees to all of the terms of the Exchange Offer.

     The undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to complete the sale, assignment and transfer of the Old Notes tendered hereby. All authority conferred or agreed to be conferred in this Letter and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in "The Exchange Offer--Withdrawal Rights" section of the Prospectus.

     The name(s) and address(es) of the registered Holder(s) should be printed herein under "Description of Old Notes" (unless a label setting forth such information appears thereunder), exactly as they appear on the Old Notes tendered hereby. The certificate number(s) and the principal amount of Old Notes to which this Letter of Transmittal relates, together with the principal amount of such Old Notes that the undersigned wishes to tender, should be indicated in the appropriate boxes herein under "Description of Old Notes."

     The undersigned understands that the tender of Old Notes pursuant to one of the procedures described in the Prospectus under "The Exchange Offer--Procedures for Tendering Old Notes" and the Instructions hereto will constitute the tendering Holder's acceptance of the terms and the conditions of the Exchange Offer. The Company's acceptance for exchange of Old Notes tendered pursuant to the Exchange Offer will constitute a binding agreement between the tendering Holder and the Company upon the terms and subject to the conditions herein and in the Prospectus.

     The undersigned acknowledges that the Company is making the Exchange Offer in reliance on the position of the staff of the Securities and Exchange Commission (the "SEC") as set forth in certain interpretive letters addressed to third parties in other transactions. However, the Company has not sought its own interpretive letter. Although there has been no indication of any change in the staff's position, there can be no assurance that the staff of the SEC would make a similar determination with respect to the Exchange Offer as it has in the interpretive letters to third parties. Based on these interpretations by the staff of the SEC, and except as provided below, the Company believes that New Notes issued pursuant to the Exchange Offer to a Holder in exchange for Old Notes may be offered for resale, resold and otherwise transferred by a Holder that participates in the Exchange Offer and is not a broker-dealer, without further compliance with the registration and prospectus delivery provisions of the Securities Act of 1933, as amended (the "Securities Act"). In order to receive New Notes that are freely tradeable, a Holder must acquire the New Notes in the ordinary course of its business and may not participate, or have any arrangement or understanding with any person to participate, in the distribution (within the meaning of the Securities Act) of the New Notes. Holders wishing to participate in the Exchange Offer must make the representations described below. Any Holder of Old Notes (a) who is the Company's "affiliate" (as defined in Rule 405 under the Securities Act); (b) who did not acquire the New Notes in the ordinary course of its business; (c) who intends to participate in the Exchange Offer for the purpose of distributing (within the meaning of the Securities Act) New Notes; or (d) who is a broker-dealer who purchased Old Notes from the Company to resell such Old Notes pursuant to Rule 144A under the Securities Act or any other available exemption under the Securities Act, will be subject to separate restrictions. Each Holder in any of the above categories (x) will not be able to rely on the interpretations of the SEC staff in the above-mentioned interpretive letters; (y) will not be permitted or entitled to tender Old Notes in the Exchange Offer; and (z) must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any sale or other transfer of Old Notes unless such sale is made pursuant to an exemption from such requirements.

     If the undersigned is a broker-dealer that receives New Notes for its own account pursuant to the Exchange Offer, it acknowledges that it acquired the Old Notes for its own account as a result of market-making activities or other trading activities and agrees that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such New Notes. By so acknowledging and by delivering a prospectus, a broker-dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. Based on the position taken by the staff of the SEC in the interpretive letters referred to above, the Company believes that broker-dealers who acquired Old Notes for their own accounts, as a result of market-making or other trading activities ("Participating Broker-Dealers") may fulfill their prospectus delivery requirements with respect to the New Notes received upon exchange of Old Notes (other than Old Notes which represent an unsold allotment from the original sale of the Old Notes) with a prospectus meeting the requirements of the Securities Act, which may be the prospectus prepared for the Exchange Offer so long as it contains a description of the plan of distribution with respect to the resale of such New Notes. Accordingly, the Prospectus, as it may be amended or supplemented from time to time, may be used by a Participating Broker-Dealer during the period referred to below in connection with resales of New Notes received in exchange for Old Notes where such Old Notes were acquired by such Participating Broker-Dealer for its own account as a result of market-making or other trading activities. Subject to certain provisions set forth in the Registration Rights Agreement, the Company has agreed that the Prospectus may be used by a Participating Broker-Dealer in connection with resales of such New Notes. See the Prospectus under "Plan of Distribution." However, a Participating Broker-Dealer who intends to use the Prospectus in connection with the resale of New Notes received in exchange for Old Notes pursuant to the Exchange Offer must notify the Company, or cause the Company to be notified, on or prior to the Expiration Date, that it is a Participating Broker-Dealer.

Such notice may be given in the space provided for that purpose below or may be delivered to the Exchange Agent at the address set forth on the first page hereof. Any Participating Broker-Dealer who is an "affiliate" of the Company may not rely on such interpretive letters and must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any resale transaction.

     If the undersigned is a Participating Broker-Dealer who tenders Old Notes pursuant to the Exchange Offer, it agrees that, upon receipt of notice from the Company of the occurrence of any event or the discovery of any fact which makes any statement contained in the Prospectus untrue in any material respect or which causes the Prospectus to omit to state a material fact necessary in order to make the statements contained in the Prospectus, in light of the circumstances under which they were made, not misleading or of the occurrence of certain other events specified in the Registration Rights Agreement, such Participating Broker-Dealer will suspend the sale of New Notes pursuant to the Prospectus until the Company has amended or supplemented the Prospectus to correct such misstatement or omission and has furnished copies of the amended or supplemented Prospectus to such Participating Broker-Dealer or the Company has given notice that the sale of the New Notes may be resumed, as the case may be.

     The undersigned hereby represents and warrants to the Company that (a) the New Notes to be acquired in connection with the Exchange Offer by it and each beneficial owner of the Old Notes that it represents (a "Beneficial Owner") are being acquired by the Holder and such Beneficial Owner in the ordinary course of business of the Holder and such Beneficial Owner, (b) it and such Beneficial Owner are not participating, do not intend to participate, and have no arrangement or understanding with any person to participate, in the distribution (within the meaning of the Securities Act) of the New Notes, (c) neither it nor such Beneficial Owner is a broker-dealer that acquired the Old Notes directly from the Company in order to resell such Old Notes pursuant to Rule 144A under the Securities Act or any other exemption under the Securities Act, (d) that if it is a Participating Broker-Dealer, it will deliver a prospectus in connection with any resale of New Notes acquired in the Exchange Offer, and (e) neither it nor any such Beneficial Owner is an "affiliate," as defined under Rule 405 under the Securities Act, of the Company.

     The undersigned understands that the New Notes issued in consideration of Old Notes accepted for exchange, and/or any principal amount of Old Notes not tendered or not accepted for exchange, will only be issued in the name of the Holder(s) appearing herein under "Description of Old Notes." Unless otherwise indicated under "Special Delivery Instructions," please mail the New Notes issued in consideration of Old Notes accepted for exchange, and/or any principal amount of Old Notes not tendered or not accepted for exchange (and accompanying documents, as appropriate), to the Holder(s) at the address(es) appearing herein under "Description of Old Notes." In the event that the Special Delivery Instructions are completed, please mail the New Notes issued in consideration of Old Notes accepted for exchange, and/or any Old Notes for any principal amount not tendered or not accepted for exchange, in the name of the Holder(s) appearing herein under "Description of Old Notes," and send such New Notes and/or Old Notes to the address(es) so indicated. Any transfer of Old Notes to a different holder must be completed according to the provisions on transfer of Old Notes contained in the Indenture, dated as of July 31, 1995, between the Company and The Bank of New York, as trustee, (the "Indenture") or on the Old Note.

     THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED "DESCRIPTION OF OLD NOTES" BELOW AND SIGNING THIS LETTER, WILL BE DEEMED TO HAVE TENDERED THE OLD NOTES AS SET FORTH IN SUCH BOX BELOW.

                                  INSTRUCTIONS

                    Forming Part of the Terms and Conditions
                             of the Exchange Offer

     1. Guarantee of Signatures. Each signature on this Letter of Transmittal or a notice of withdrawal (as described in Instruction 4), as the case may be, must be guaranteed unless the Old Notes surrendered for exchange are tendered
(a) by a Holder of the Old Notes who has not completed the box entitled "Special Delivery Instructions," or (b) for the account of an Eligible Institution (as defined below). If a signature on a Letter of Transmittal or a notice of withdrawal, as the case may be, is required to be guaranteed, such signature must be guaranteed by a participant in a recognized Medallion Signature Program (a "Medallion Signature Guarantor"). If the Letter of Transmittal is signed by a person other than the Holder of the Old Notes, the Old Notes surrendered for exchange must be endorsed by the Holder, with the signature thereon guaranteed by a Medallion Signature Guarantor. The term "Eligible Institution" means a firm which is a member of a registered national securities exchange or of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States or any other "eligible guarantor institution" as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended.


     2. Delivery of this Letter of Transmittal and Old Notes; Guaranteed Delivery Procedures. This Letter of Transmittal is to be used: (a) by all Holders who are not ATOP members, (b) by Holders who are ATOP members but choose not to use ATOP or (c) if the Old Notes are to be tendered in accordance with the guaranteed delivery procedures set forth in the Prospectus under "The Exchange Offer--Guaranteed Delivery Procedures." Except as set forth below, a Holder who wishes to tender Old Notes for exchange pursuant to the Exchange Offer must transmit such Old Notes, together with a properly completed and duly executed Letter of Transmittal, including all other documents required by this Letter of Transmittal, to the Exchange Agent at the address set forth on the front page of this Letter of Transmittal prior to 5:00 p.m., New York City time on the Expiration Date. THE METHOD OF DELIVERY OF OLD NOTES, LETTERS OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS IS AT THE ELECTION AND RISK OF THE TENDERING HOLDER. IF SUCH DELIVERY IS BY MAIL, IT IS RECOMMENDED THAT REGISTERED MAIL, PROPERLY INSURED, WITH RETURN RECEIPT REQUESTED, BE USED. INSTEAD OF DELIVERY BY MAIL, IT IS RECOMMENDED THAT EACH HOLDER USE AN OVERNIGHT OR HAND DELIVERY SERVICE. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE TIMELY DELIVERY. The "Expiration Date" shall be _________________, 1999 at 5:00 p.m., New York City time, unless the Company, in its sole discretion, extends the Exchange Offer, in which case the Expiration Date shall be the latest date and time to which the Exchange Offer is extended. In order to extend the Exchange Offer, the Company will notify the Exchange Agent of any extension by oral or written notice and will make a public announcement thereof, each prior to 9:00 a.m., New York City time, on the next business day after the previously scheduled Expiration Date.

       LETTERS OF TRANSMITTAL SHOULD NOT BE SENT TO THE COMPANY OR TO DTC.

       Any financial institution that is a participant in DTC's Book-Entry Transfer Facility system may make book-entry delivery of the Old Notes by causing DTC to transfer the Old Notes into the Exchange Agent's account in accordance with DTC's procedures for such transfer. To be timely, book-entry delivery of Old Notes requires receipt of a confirmation of a book-entry transfer before the expiration date. Although delivery of the Old Notes may be effected through book-entry transfer into the Exchange Agent's account at DTC, this Letter of Transmittal (or facsimile), properly completed and executed, with any required signature guarantees and any other required documents or an agent's message (as described below), must in any case, be delivered to and received by the Exchange Agent at its address on or before the Expiration Date, or the guaranteed delivery procedure set forth below must be complied with.

     DTC has confirmed that the Exchange Offer is eligible for ATOP. Accordingly, participants in ATOP may, instead of physically completing and signing the Letter of Transmittal and delivering it to the Exchange Agent, electronically transmit their acceptance of the Exchange Offer by causing DTC to transfer Old Notes to the Exchange Agent in accordance with DTC's ATOP procedures for transfer. DTC will then send an agent's message to the Exchange Agent.

     The term "agent's message" means a message transmitted by DTC, received by the Exchange Agent and forming part of the book-entry confirmation, which states that DTC has received an express acknowledgment from a participant in ATOP that is tendering Old Notes that are the subject of such book-entry confirmation, that the participant has received and agrees to be bound by the terms of the Letter of Transmittal or, in the case of an agent's message relating to guaranteed delivery, that the participant has received and agrees to be bound by the Notice of Guaranteed Delivery, and that the Company may enforce such agreement against that participant.

      Holders who wish to tender their Old Notes and (a) whose Old Notes are not immediately available or (b) who cannot deliver their Old Notes or any other documents required by this Letter of Transmittal to the Exchange Agent prior to the Expiration Date (or complete the procedure for book-entry transfer on a timely basis), may tender their Old Notes according to the following guaranteed delivery procedures: (1) such tender must be made by or through an Eligible Institution and a Notice of Guaranteed Delivery must be signed by such Holder,
(2) on or prior to the Expiration Date, the Exchange Agent must have received from the Holder and the Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmission, mail or hand delivery) setting forth the name and address of the Holder, the certificate number or numbers of the tendered Old Notes, and the principal amount of tendered Old Notes, stating that the tender is being made thereby and guaranteeing that, within four business days after the date of delivery of the Notice of Guaranteed Delivery, the tendered Old Notes, a duly executed Letter of Transmittal and any other required documents will be deposited by the Eligible Institution with the Exchange Agent, and (3) such properly completed and executed documents required hereby and the tendered Old Notes in proper form for transfer (or confirmation of a book-entry transfer of such Old Notes into the Exchange Agent's account at DTC) must be received by the Exchange Agent within four business days after the Expiration Date. Any Holder who tenders Old Notes pursuant to the guaranteed delivery procedures described above must deliver the Notice of Guaranteed Delivery and Letter of Transmittal relating to such Old Notes to the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date.

     Any Beneficial Owner of the Old Notes whose Old Notes are registered in the name of a broker, dealer, commercial bank, trust company or other nominee and who wishes to tender Old Notes in the Exchange Offer should contact such registered holder promptly and instruct such registered holder to tender on such Beneficial Owner's behalf. If such Beneficial Owner wishes to tender directly, such Beneficial Owner must, prior to completing and executing this Letter of Transmittal and tendering Old Notes, make appropriate arrangements to register ownership of the Old Notes in such Beneficial Owner's name. Beneficial Owners should be aware that the transfer of registered ownership may take considerable time.

     No alternative, conditional or contingent tenders will be accepted. All tendering Holders, by execution of this Letter of Transmittal (or facsimile hereof), waive any right to receive notice of acceptance of their Old Notes for exchange.

     3. Inadequate Space. If the space provided herein is inadequate, the certificate numbers and principal amount of the Old Notes to which this Letter of Transmittal relates should be listed on a separate signed schedule attached hereto.

     4. Withdrawal of Tender. Tenders of Old Notes may be withdrawn at any time prior to 5:00 p.m., New York City time, on the Expiration Date.

     Tenders of the Old Notes may be withdrawn by delivery of a written or facsimile transmission notice to the Exchange Agent, at its address set forth on the first page hereof, at any time prior to 5:00 p.m., New York City time, on the Expiration Date. Any such notice of withdrawal must (a) specify the name of the person having deposited the Old Notes to be withdrawn (the "Depositor"), (b) identify the Old Notes to be withdrawn (including the certificate number or numbers and principal amount of such Old Notes) or, in the case of Old Notes transferred by book-entry transfer, the name and number of the account at DTC to be credited, (c) be signed by the Holder in the same manner as the original signature on the Letter of Transmittal by which such Old Notes were tendered (including any required signature guarantees) or be accompanied by a bond power in the name of the person withdrawing the tender, in satisfactory form as determined by the Company in its sole discretion, duly executed by the Holder, with the signature thereon guaranteed by a Medallion Signature Guarantor together with the other documents required upon transfer by the Indenture or the Old Notes, and (4) specify the name in which such Old Notes are to be re-registered, if different from the Depositor. All questions as to the validity, form and eligibility (including time of receipt) of such notices will be determined by the Company, in its sole discretion. The Old Notes so withdrawn will be deemed not to have been validly tendered for exchange for purposes of the Exchange Offer. Any Old Notes which have been tendered for exchange but which are withdrawn will be returned to the applicable Holder without cost to such Holder as soon as practicable after withdrawal. Properly withdrawn Old Notes may be retendered by following one of the procedures described in the Prospectus under "the Exchange Offer--Procedures for Tendering Old Notes" at any time on or prior to the Expiration Date.

     5. Partial Tenders; Pro Rata Effect. Tenders of the Old Notes will be accepted only in integral multiples of $1,000. If less than the entire principal amount evidenced by any Old Notes is to be tendered, fill in the principal amount that is to be tendered in the box entitled "Principal Amount Tendered" below. The entire principal amount of all Old Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

     6. Signatures on this Letter of Transmittal; Bond Powers and Endorsements. If this Letter of Transmittal is signed by the registered Holder(s) of the Old Notes tendered hereby, the signature must correspond with the name as written on the face of the certificate representing such Old Notes without alteration, enlargement or any change whatsoever.

     If any of the Old Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

     If any of the Old Notes tendered hereby are registered in different names, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal and any necessary accompanying documents as there are different registrations.

     When this Letter of Transmittal is signed by the Holder(s) of Old Notes listed and tendered hereby, no endorsements or separate bond powers are required.

     If this Letter of Transmittal, or any endorsement, bond power, power of attorney or any other document required by the Letter of Transmittal is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company, in the sole discretion of the Company, of such person's authority to so act must be submitted.

     7. Special Delivery Instructions. Tendering Holders should indicate in the applicable box the name and address to which New Notes issued in consideration of Old Notes accepted for exchange, or Old Notes for principal amounts not exchanged or not tendered, are to be sent, if different from the name and address of the person signing this Letter of Transmittal.

     8. Waiver of Conditions. The Company reserves the absolute right to waive any of the specified conditions in the Exchange Offer, in whole at any time or in part from time to time, in the case of any Old Notes tendered hereby. See "The Exchange Offer--Conditions to the Exchange Offer" in the Prospectus.

     9. Transfer Taxes. The Company will pay all transfer taxes, if any, applicable to the exchange of Old Notes pursuant to the Exchange Offer. If, however, a transfer tax is imposed for any reason other than the exchange of Old Notes pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemption is not submitted with the Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering Holder.

     10. Irregularities. All questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of Old Notes tendered for exchange will be determined by the Company in its sole discretion, which determination shall be final and binding. The Company reserves the absolute right to reject any and all Old Notes not properly tendered and to reject any Old Notes the acceptance of which might, in the judgment of the Company or its counsel, be unlawful. The Company also reserves the absolute right to waive any defects or irregularities or conditions of the Exchange Offer as to particular Old Notes either before or after the Expiration Date (including the right to waive the ineligibility of any Holder who seeks to tender Old Notes in the Exchange Offer). The interpretation of the terms and conditions of the Exchange Offer (including the Letter of Transmittal and its instructions) by the Company shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Old Notes for exchange must be cured within such period of time as the Company shall determine. Neither the Company nor the Exchange Agent shall be under any duty to give notification of defects in such tenders or shall incur any liability for failure to give such notification. The Exchange Agent will use reasonable efforts to give notification of defects or irregularities with respect to tenders of Old Notes for exchange but shall not incur any liability for failure to give such notification. Tenders of Old Notes will not be deemed to have been made until such irregularities have been cured or waived.

     11. Requests for Assistance or Additional Copies. Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter of Transmittal may be directed to the Exchange Agent at the address and telephone number set forth above.

     12. Mutilated, Lost, Stolen or Destroyed Certificates. Holders whose certificates for Old Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

     13. Tax Identification Number. A tendering Holder whose Old Notes are accepted for exchange should provide the Company (as payor) with such Holder's correct Taxpayer Identification Number ("TIN") on the Substitute Form W-9 below, which, in the case of a tendering Holder who is an individual, is his or her social security number. If the Company is not provided with the current TIN or an adequate basis for an exemption, such tendering Holder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition all reportable payments made on New Notes after the exchange may be subject to backup withholding in an amount equal to 31%. If withholding results in an overpayment of taxes, a refund may be obtained.

     Exempt Holders of Old Notes (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. See the enclosed Guidelines of Certification of Taxpayer Identification Number on Substitute Form W-9 (the "W-9 Guidelines") for additional instructions.

     To prevent backup withholding on reportable payments made on New Notes after the exchange, each tendering Holder of Old Notes should provide its correct TIN by completing the "Substitute Form W-9" below, certifying that the TIN provided is correct (or that such Holder is awaiting a TIN) and that (a) the Holder is exempt from backup withholding, (b) the Holder has not been notified by the Internal Revenue Service that such Holder is subject to backup withholding as a result of a failure to report all interest or dividends or (c) the Internal Revenue Service has notified the Holder that such Holder is no longer subject to backup withholding. If the tendering Holder of Old Notes is a nonresident alien or foreign entity not subject to backup withholding, such Holder should give the Company a completed Form W-8, Certificate of Foreign Status. These forms may be obtained from the Exchange Agent. If the Old Notes are in more than one name or are not in the name of the actual owner, such Holder should consult the W-9 Guidelines for information on which TIN to report. If such Holder does not have a TIN, such Holder should consult the W-9 Guidelines for instructions on applying for a TIN, check the box in Part 3 of the Substitute Form W-9 and write "applied for" in lieu of its TIN. Note: checking this box and writing "applied for" on the form means that such Holder has already applied for a TIN or that such Holder intends to apply for one in the near future. If such Holder does not provide its TIN to the Company within 60 days, backup withholding will begin and continue until such Holder furnishes its TIN to the Company.

     IMPORTANT: THIS LETTER OF TRANSMITTAL (OR FACSIMILE HEREOF), TOGETHER WITH ALL REQUIRED DOCUMENTS, OR A NOTICE OF GUARANTEED DELIVERY, MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE.

                   TO BE COMPLETED BY ALL TENDERING HOLDERS
                             (see Instruction 13)
                        PAYOR'S NAME: CASE CORPORATION

====================================================================================================================================
SUBSTITUTE
                                      Part 1--PLEASE PROVIDE YOUR TIN IN THE BOX                  Social Security Number OR
Form W-9                              AT RIGHT AND CERTIFY BY SIGNING AND                         Employer Identification Number
                                      DATING BELOW.
                                                                                                  ---------------------------
Department of the Treasury      ----------------------------------------------------------------------------------------------------
Internal Revenue Service          Part 2--CERTIFICATION--Under penalties of perjury, I certify that:

                                  (1)     The number shown on this form is my correct Taxpayer Identification Number (or I am
Payor's Request for Taxpayer              waiting for a number to be issued to me) and
Identification Number (TIN)
                                  (2)     I am not subject to backup withholding either because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the "IRS")
                                          that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.
                                ----------------------------------------------------------------------------------------------------
                                  CERTIFICATION INSTRUCTIONS--You must cross out                  Part 3--
                                  item (2) above if you have been notified by the IRS that
                                  you are currently subject to backup withholding because         Awaiting TIN [_]
                                  of underreporting interest or dividends on your tax return.
                                  However, if after being notified by the IRS that you are
                                  subject to backup withholding, you received another
                                  notification from the IRS that you are no longer subject to backup withholding, do not cross out such item (2).

                                  SIGNATURE_________________________________ DATE________
====================================================================================================================================

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU ON THE NEW NOTES. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

       YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN
       PART 3 OF SUBSTITUTE FORM W-9.

================================================================================

            CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all reportable payments made to me will be withheld, but that such amounts will be refunded to me if I then provide a Taxpayer Identification Number within sixty (60) days.

Signature_________________________________________  Date____________________

================================================================================

                PLEASE READ ACCOMPANYING INSTRUCTIONS CAREFULLY

================================================================================
                         SPECIAL DELIVERY INSTRUCTIONS
                          (See Instructions 1 and 7)

     To be completed ONLY if the New Notes issued in consideration of Old Notes exchanged, or certificates for Old Notes in a principal amount not surrendered for exchange are to be mailed to someone other than the undersigned or to the undersigned at an address other than that below.


     Mail to:

     Name:___________________________________________________________________
                                (Please Print)


     Address:________________________________________________________________
                                                  (Zip Code)
================================================================================



                           DESCRIPTION OF OLD NOTES
                          (See Instructions 2 and 7)

=========================================================================================================
  Name(s) and Address(es)                                   Certificate(s)
            of                              (Attach additional signed list, if necessary)
   Registered Holder(s)
(Please fill in, in blank)

---------------------------------------------------------------------------------------------------------

                            -----------------------------------------------------------------------------
                              Certificate Number(s)     Aggregate Principal     Principal Amount of Old
                                                        Amount of Old Notes     Notes Tendered (must be
                                                            Evidenced by         integral multiples of
                                                           Certificate(s)               $1,000)
                            -----------------------------------------------------------------------------

                            -----------------------------------------------------------------------------

                            -----------------------------------------------------------------------------

                            -----------------------------------------------------------------------------

                            -----------------------------------------------------------------------------
                              Total
=========================================================================================================

           (Boxes below to be checked by Eligible Institutions only)

[_] CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

     Name of Tendering Institution______________________________________________

     DTC Account Number_________________________________________________________

     Transaction Code Number____________________________________________________

[_] CHECK HERE AND ENCLOSE A PHOTOCOPY OF THE NOTICE OF GUARANTEED DELIVERY IF TENDERED OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

     Name(s) of Registered Holder(s)____________________________________________

     Window Ticket Number (if any)______________________________________________

     Date of Execution of Notice of Guaranteed Delivery_________________________

     Name of Institution which Guaranteed Delivery______________________________

     If Guaranteed Delivery is to be made by Book-Entry Transfer:

     Name of Tendering Institution______________________________________________

     DTC Account Number_________________________________________________________

     Transaction Code Number____________________________________________________

[_] CHECK HERE IF TENDERED BY BOOK-ENTRY TRANSFER AND NON-EXCHANGED OLD NOTES ARE TO BE RETURNED BY CREDITING THE DTC ACCOUNT NUMBER SET FORTH ABOVE.

[_] CHECK HERE IF YOU ARE A BROKER-DEALER WHO ACQUIRED THE OLD NOTES FOR ITS OWN ACCOUNT AS A RESULT OF MARKET MAKING OR OTHER TRADING ACTIVITIES (A "PARTICIPATING BROKER-DEALER") AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name   _________________________________________________________________________

Address_________________________________________________________________________

       _________________________________________________________________________


              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

--------------------------------------------------------------------------------

                               PLEASE SIGN HERE
                      WHETHER OR NOT OLD NOTES ARE BEING
                          PHYSICALLY TENDERED HEREBY

          X    __________________________________     ____________

          X    __________________________________     ____________
               Signature(s) of Owner(s)               Dated
               of Authorized Signatory

Area Code and Telephone Number:____________________________________________

This box must be signed by registered holder(s) of Old Notes as their name(s) appear(s) on certificate(s) for Old Notes hereby tendered or on a security position listing, or by any person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Letter of Transmittal (including such opinions of counsel, certifications and other information as may be required by the Company or the Trustee for the Old Notes to comply with the restrictions on transfer applicable to the Old Notes). If signature is by an attorney-in-fact, trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.

Name(s)_________________________________________________________________________

________________________________________________________________________________
                                (Please Print)

Capacity (full title)___________________________________________________________

Address_________________________________________________________________________

________________________________________________________________________________
                              (Include Zip Code)

Tax Identification or Social Security Number(s)_________________________________

________________________________________________________________________________

                           Guarantee of Signature(s)
              (See Instructions 1 and 6 to determine if required)

Authorized Signature____________________________________________________________

Name____________________________________________________________________________

Name of Firm____________________________________________________________________

Title___________________________________________________________________________

Address_________________________________________________________________________

Area Code and Telephone Number:_________________________________________________
--------------------------------------------------------------------------------